                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


               -------------------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (date of earliest event report)             04-Sep-96


              The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a First Supplemental Sale and Servicing Agreement, dated as of December 27, 1995 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1995-2



                    The Money Store Inc., as Representative
             Transworld Insurance Company d/b/a Educaid, As Seller
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


New Jersey                                                      22-2293022
----------                                                      ----------
Arizona                         33-89200                        86-0255348
-------                         --------                        ----------

State or other                (Commission                     (IRS Employer
jurisdiction of               File Number)                    ID Number)
incorporation)


                 2840 Morris Avenue, Union, New Jersey  07083
             ----------------------------------------------------
                   (Address of principal executive officer)


Regristrant's Telephone Number,
including area code:                                         908-686-2000
                                                             -----------------


                                      n/a
       ----------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5  Other Events



Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-5 Noteholders, Class A - 6 Noteholders with respect to the following Distribution
Dates:




A-5...............................................................     06-Sep-96
                                                                       13-Sep-96
                                                                       20-Sep-96
                                                                       27-Sep-96

A-6................................................................    04-Sep-96

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        CLASSNOTES TRUST 1995-I


                                        THE MONEY STORE INC., Representative
                                        TRANS-WORLD INSURANCE COMPANY, Seller




                                        By: /s/ Harry Puglisi
                                        -------------------------
                                          Name:  Harry Puglisi
                                          Title: Treasurer
                                                 of The Money Store Inc. and
                                          Trans-World Insurance Company
                                                 d/b/a Educaid


Dated:  10/09/96

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083


===================================================================================================================
                                       CLASSNOTES TRUST  1995 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
         CLASS A-6                   Determination Date                        08/28/96
Cusip #  182743AC8                   Distribution Date                         09/04/96
                                     Record Date                               08/30/96
===================================================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes

                        CLASS A-6 NOTES                                                                         0.00
                        Per $50,000 original principal amount of the Notes                                  0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                        CLASS A-6 NOTES                                                                   433,840.00
                        Per $50,000 original principal amount of the Notes                                219.111111


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                        CLASS A-6 NOTES                                                                         0.00
                        Per $50,000 original principal amount of the Notes                                  0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                        CLASS A-6 NOTES                                                                         0.00
                        Per $50,000 original principal amount of the Notes                                  0.000000


(iv)       Pool Balance at end of preceding Collection Period                                         537,092,746.45


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                        CLASS A-6 NOTES                                                                99,000,000.00


(vi)       Applicable Interest Rate:
                      (a)   In general:
                            1.  Auction Rate for the prior Interest Period:

                                  CLASS A-6 NOTES
                                      PERIOD 1                                                                5.4500%
                                      PERIOD 2                                                                5.5000%
                                      PERIOD 3                                                                5.5000%
                                    CURRENT RATE       (Based on Auctio                                       5.4400%


                                                   TRANS-WORLD INSURANCE COMPANY
                                                        2840 MORRIS AVENUE
                                                         UNION, NJ  07083

====================================================================================================================================
                                                     CLASSNOTES TRUST 1995 - I

        Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
        CLASS A-5      Determination Date                                      09/02/96
  Cusip # 182743ABO    Distribution Date                                       09/06/96
                       Record Date                                             09/04/96
====================================================================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

                        CLASS A-5 NOTES                                                                     0.00
                        Per $50,000 original principal amount of the Notes                              0.000000

(ii) Amount of Interest being paid or distributed in respect of the Notes

                        CLASS A-5 NOTES                                                               94,937.50
                        Per $50,000 original principal amount of the Notes                            51.041667

(iii)      (A) Amount of Noteholders' Auction Rate
               Interest Carryover being paid or distributed in respect of the Notes

                        CLASS A-5 NOTES                                                                    0.00
                        Per $50,000 original principal amount of the Notes                             0.000000

           (B) Remaining Amount of Noteholders' Auction
               Rate Interest Carryover to be paid or distributed in respect of the Notes

                        CLASS A-5 NOTES                                                                    0.00
                        Per $50,000 original principal amount of the Notes                             0.000000

(iv)       Pool Balance at end of preceding Collection Period                                    537,092,746.45

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                        CLASS A-5 NOTES                                                          93,000,000.00

(vi)       Applicable Interest Rate:
                     (a) In general:
                          1.  Auction Rate for the prior Interest Period:

                                                    CLASS A-5 NOTES
                                                        PERIOD 1                                       5.2770%



                2.  NET LOAN RATE
                              PERIOD 1                                                       6.6600%
                              PERIOD 2                                                       6.7500%
                              PERIOD 3                                                       6.8120%

            (b)   Amount of Interest that would have been paid
                  on such Note Distribution Date if Interest was
                  calculated instead based on the Net Loan Rate                          543,257,00

(vii)   (a) Service Fee for related Collection Period  (Pro Rata)                         36,530.43
                    Per $50,000 original principal amount of the Notes                    18.449712

        (b) Service Fee Carryover for related Collection Period
            1.  Distributed                                                                    0.00
                    Per $50,000 original principal amount of the Notes                     0.000000

            2.  Remaining Balance                                                              0.00
                    Per $50,000 original principal amount of the Notes                     0.000000

(viii)  Amount of Fees for related Collection Period:

            1.  Administration Fee  (Pro Rata)                                             1,237.50
                    Per $50,000 original principal amount of the Notes                     0.625000

            2.  Auction Agent Fee  (Pro Rata)                                             22,804.38
                    Per $50,000 original principal amount of the Notes                    11.517361

            3.  Indenture Trustee Fee  (Pro Rata)                                              0.00
                    Per $50,000 original principal amount of the Notes                     0.000000

            4.  Eligible Lender Trustee Fee  (Pro Rata)                                      731.32
                    Per $50,000 original principal amount of the Notes                     0.369353

            5.  Surety Provider Fee  (Pro Rata)                                             7,246.25
                    Per $50,000 original principal amount of the Notes                      3.659722


(ix)     Amount of payments to the Surety Provider in
         reimbursement of prior draws under any Note
         Surety Bond or the Certificate Surety Bond                                             0.00

(x)      Aggregate amount of Realized losses for the
         related Collection period                                                              0.00

(xi)     Aggregate amount received with respect to Financed
         Student Loans for which Realized Losses were
         allocated previously                                                                   0.00

(xii)    (a)     Amount of the distribution attributable to amounts
                 in the Reserve Account                                                         0.00

         (b)     Amount of any other withdrawals from the Reserve
                 Account for such Distribution Date                                             0.00

         (c)     Amount in the Reserve Account                                          2,099,205.00

(xiii )  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
         such draw)                                                                             0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                                          0.00

         (b)     Amount in the Pre-Funding Account                                         182,538.31

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                                     0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                               have been paid in full)                                           0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                         0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                   2,751,176.40
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                     989,839.82
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                  4,267,368.97
                 Delinquent

          (d)  Number of Financed Student Loans that are more than 181                   1,958,834.68
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                          365,853.07

(xix)     Parity Percentage       Numerator     571,195,336.69
                                                --------------
            as of  07/31/96     Denominator     565,554,915.95                                 101.00%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                 21,888.97

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                 0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
    ------------------
        Harry Puglisi
          Treasurer



                2.  NET LOAN RATE
                              PERIOD 1                                                                    6.6600%
                              PERIOD 2                                                                    6.7500%
                              PERIOD 3                                                                    6.8120%

        (b)   Amount of Interest that would have been paid
              on such Note Distribution Date if Interest was
              calculated instead based on the Net Loan Rate                                           121,486.42

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                 34,316.46
        Per $50,000 original principal amount of the Notes                                             18.449710

           (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                         0.00
        Per $50,000 original principal amount of the Notes                                              0.000000

                    2.  Remaining Balance                                                                   0.00
        Per $50,000 original principal amount of the Notes                                              0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                                  1,162.50
        Per $50,000 original principal amount of the Notes                                              0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                                  21,422.29
        Per $50,000 original principal amount of the Notes                                             11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                                   0.00
        Per $50,000 original principal amount of the Notes                                              0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                           687.00
        Per $50,000 original principal amount of the Notes                                              0.369353

                    5.  Surety Provider Fee  (Pro Rata)                                                 6,807.08
        Per $50,000 original principal amount of the Notes                                              3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                                       0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                                        0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                             0.00

(xii)        (a)     Amount of the distribution attributable to amounts
                     in the Reserve Account                                                                 0.00

             (b)     Amount of any other withdrawals from the Reserve
                     Account for such Distribution Date                                                     0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                                                0.00

         (b)     Amount in the Pre-Funding Account                                               182,538.31

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                        0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                                           0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                               have been paid in full)                                                 0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                               0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                         2,751,176.40
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                           989,839.82
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                        4,267,368.97
                 Delinquent

          (d)  Number of Financed Student Loans that are more than 181                         1,958,834.68
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                                365,853.07

(xix)     Parity Percentage       Numerator     571,195,336.69
                                                --------------
          as of  07/31/96       Denominator     565,554,915.95                                       101.00%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                       21,888.97

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
    -------------------
        Harry Puglisi
          Treasurer

                                                   TRANS-WORLD INSURANCE COMPANY
                                                        2840 MORRIS AVENUE
                                                         UNION, NJ  07083
================================================================================================================================
                                                     CLASSNOTES TRUST 1995 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
      CLASS A-5              Determination Date                            09/09/96
Cusip # 182743ABO            Distribution Date                             09/13/96
                             Record Date                                   09/11/96
================================================================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                                       0.00
                Per $50,000 original principal amount of the Notes                                                0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                                  96,745.83
                Per $50,000 original principal amount of the Notes                                               52.013889


(iii)      (A)  Amount of Noteholders' Auction Rate
                  Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                                       0.00
                Per $50,000 original principal amount of the Notes                                                0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                                       0.00
                Per $50,000 original principal amount of the Notes                                                0.000000


(iv)       Pool Balance at end of preceding Collection Period                                               537,092,746.45


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-5 NOTES                                                                              93,000,000.00


(vi)       Applicable Interest Rate:
                (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                CLASS A-5 NOTES
                   PERIOD 1                                                                                         5.3000%
                   PERIOD 2                                                                                         5.2850%
                   PERIOD 3                                                                                         5.2500%
                 CURRENT RATE          (Based on Auction)                                                           5.3500%



                2.  NET LOAN RATE
                              PERIOD 1                                                                  6.6600%
                              PERIOD 2                                                                  6.7500%
                              PERIOD 3                                                                  6.8120%

        (b)   Amount of Interest that would have been paid
              on such Note Distribution Date if Interest was
              calculated instead based on the Net Loan Rate                                         121,203.54

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                               34,316.46
        Per $50,000 original principal amount of the Notes                                           18.449710

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                       0.00
        Per $50,000 original principal amount of the Notes                                            0.000000

                    2.  Remaining Balance                                                                 0.00
        Per $50,000 original principal amount of the Notes                                            0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                                1,162.50
        Per $50,000 original principal amount of the Notes                                            0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                                21,422.29
        Per $50,000 original principal amount of the Notes                                           11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                                 0.00
        Per $50,000 original principal amount of the Notes                                            0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                         687.00
        Per $50,000 original principal amount of the Notes                                            0.369353

                    5.  Surety Provider Fee  (Pro Rata)                                               6,807.08
        Per $50,000 original principal amount of the Notes                                            3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                                     0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                                      0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                           0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                                              0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                                  0.00

            (c)      Amount in the Reserve Account                                                2,099,205.00


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                     0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                             0.00

         (b)     Amount in the Pre-Funding Account                                        182,538.31

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                                    0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                               have been paid in full)                                          0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                        0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                  2,751,176.40
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                    989,839.82
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                 4,267,368.97
                 Delinquent

          (d)  Number of Financed Student Loans that are more than 181                  1,958,834.68
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                         365,853.07

(xix)     Parity Percentage       Numerator     571,195,336.69
                                                --------------
          as of  07/31/96       Denominator     565,554,915.95                                101.00%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                21,888.97

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
    -------------------
        Harry Puglisi
          Treasurer